                                                                     Exhibit 1.1

             PEOPLEFIRST.COM VEHICLE RECEIVABLES OWNER TRUST 2000-1



                               ASSET-BACKED NOTES



                                 SERIES 2000-1



                             UNDERWRITING AGREEMENT

                             UNDERWRITING AGREEMENT



PRUDENTIAL SECURITIES INCORPORATED
As Representative of the several Underwriters
One New York Plaza
New York, New York  10292

June 21, 2000

Ladies and Gentlemen:

          Prudential Securities Secured Financing Corporation (the "Depositor")
                                                                    ---------
proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated June 21, 2000 (the "Standard
                                                                      --------
Provisions"), among the Depositor, PeopleFirst Finance, LLC ("PF"),
----------                                                    --
PeopleFirst.com Inc. (the "Parent"), PF Funding II, LLC (the "Transferor") and
                           ------                             ----------
Prudential Securities Incorporated, to cause PeopleFirst.com Vehicle Receivables Owner Trust 2000-1 (the "Issuer" or the "Trust") to issue and sell to the
                         ------          -----
Underwriters specified in Schedule I hereto (the "Underwriters") the Securities
                          ----------              ------------
described in Schedule II hereto (the "Offered Securities").  The Depositor, the
             -----------              ------------------
Parent, PF and the Transferor agree that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the "Representative" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to Prudential Securities Incorporated, as Representative of the several Underwriters. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined.
The Prospectus Supplement and the accompanying Base Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.

          Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to cause the Issuer to issue and sell to the Underwriter, and each Underwriter agrees to purchase, severally and not jointly, from the Issuer, the respective aggregate principal amount of the Offered Securities set forth opposite such Underwriter's name in Schedule I hereto, at the time and place and at the
                      ----------
purchase price to the Underwriters and in the manner set forth in Schedule II
                                                                  -----------
hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriters, PF, the Parent, the Transferor and the Depositor.

                              Yours truly,

                              PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION


                              By: /s/ Evan J. Mitnick
                                  ----------------------------------
                                  Name: Evan J. Mitnick
                                  Title: Vice President



                              PEOPLEFIRST FINANCE, LLC



                              By: /s/ Justin Tisler
                                  ----------------------------------
                                  Name: Justin Tisler
                                  Title: Attorney-in-Fact


                              PEOPLEFIRST.COM INC.



                              By: /s/ Justin Tisler
                                  ----------------------------------
                                  Name: Justin Tisler
                                  Title:


                              PF FUNDING II, LLC


                              By: /s/ Justin Tisler
                                  ----------------------------------
                                  Name: Justin Tisler
                                  Title: Assistant Treasurer

Accepted as of the date hereof:


PRUDENTIAL SECURITIES INCORPORATED,
As Representative of the Several Underwriters


By: /s/ Robert M. DiOno
    -----------------------------
    Name:  Robert M. DiOno
    Title: Managing Director

                                   SCHEDULE I
                                   ----------



                          Class A-1      Class A-2     Class A-3     Class A-4
    Underwriters            Notes          Notes         Notes         Notes
    ------------          ---------      ---------     ---------     ---------
Prudential Securities     $23,250,000   $  8,175,000   $25,500,000   $53,250,000
 Incorporated
Barclays Capital Inc.       7,750,000     27,250,000     8,500,000    17,750,000
                          -----------   ------------   -----------   -----------
 Total                    $31,000,000   $109,000,000   $34,000,000   $71,000,000

                                  SCHEDULE II
                                  -----------

Title of Offered Securities:    PeopleFirst.com Vehicle Receivables Owner Trust
                                2000-1, Asset Backed Notes, Series 2000-1, Class
                                A-1, Class A-2, Class A-3 and Class A-4.

Terms of Offered Securities:    The Offered Securities shall have the terms set
                                forth in the Prospectus and shall conform in all material respects to the descriptions thereof contained therein, and shall be issued pursuant to an Indenture, to be dated as of June 1, 2000, between PeopleFirst.com Vehicle Receivables
                                Owner Trust 2000-1, as issuer, and Norwest Bank
                                Minnesota, National Association, as indenture trustee.

Purchase Price:                 The purchase price for the Offered Securities
                                shall be 100%, 100%, 100% and 100% of the
                                aggregate note principal balance of the Class A-
                                1 Notes, Class A-2 Notes, Class A-3 Notes and
                                Class A-4, respectively, as of the Closing Date, plus accrued interest at the rate of 6.713% per annum, 7.275% per annum and 7.365% per annum and 7.405% per annum, on the aggregate note principal balance of the Class A-1 Notes, Class
                                A-2 Notes and Class A-3 Notes, respectively, from and including, June 15, 2000 to, but not including, the Closing Date.

Specified funds for payment     Federal Funds (immediately available funds).
of Purchase Price:

Required Ratings:               For the Class A-1 Notes, P-1 by Moody's
                                Investors Service, Inc. and A-1+ by Standard &
                                Poor's, a division of the McGraw-Hill Companies.

                                For the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, Aaa by Moody's Investors Service, Inc. and AAA by Standard & Poor's, a division of the McGraw-Hill Companies.

Closing Date:                   On or about June 30, 2000 at 10:00 A.M. eastern
                                standard time or at such other time as the Depositor and the Representative shall agree.

Closing Location:               Clifford Chance Rogers & Wells, LLP, 200 Park
                                Avenue, New York, NY 10166-0153.

Name and address of             Designated Representative: Prudential
Representative:                 Securities Incorporated.

Address for Notices, etc.:      One New York Plaza, 14th Floor
                                New York, New York  10292
                                Attn: Asset-Backed Group

                 STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                 June 21, 2000

          From time to time, Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor"), PeopleFirst Finance,
                                          ---------
LLC, a California limited liability company ("PF"), PeopleFirst.com Inc. (the
                                              --
"Parent"), a Delaware corporation, and PF Funding II, LLC, a Delaware limited
-------
liability company (the "Transferor"), may enter into one or more underwriting
                        ----------
agreements (each, an "Underwriting Agreement") that provide for the sale of
                      ----------------------
designated securities to the several underwriters named therein (such underwriters constituting the "Underwriters" with respect to such Underwriting
                               ------------
Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative").
                                                            --------------
The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any
             -------------------
Underwriting Agreement. These Standard Provisions shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriters to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriters to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under these Standard Provisions and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

          1. The Offered Securities. The Depositor proposes to sell pursuant to the applicable Underwriting Agreement to the several Underwriters named therein motor vehicle loan backed notes (the "Notes") representing indebtedness
                                              -----
secured primarily by the property of a trust which consists of a pool of motor vehicle loans secured by new or used automobiles, light duty trucks, vans and motorcycles (the "Receivables") and certain related property. The Securities
                  -----------
will be issued pursuant to an Indenture (the "Indenture") by and between
                                              ---------
PeopleFirst.com Vehicle Receivables Owner Trust 2000-1, as issuer (the "Issuer")
                                                                        ------
and Norwest Bank Minnesota, National Association, as indenture trustee (the

"Indenture Trustee").  The Issuer will be formed at the direction of the
 -----------------
Depositor, pursuant to the terms of a Trust Agreement (the "Trust Agreement")
                                                            ---------------
among the Depositor and Wilmington Trust Company, as owner trustee (the "Owner
                                                                         -----
Trustee").  The Receivables will be sold and contributed by PF to the
-------
Transferor, transferred, assigned, set over and otherwise conveyed by the Transferor to the Depositor and further transferred, assigned, set over and otherwise conveyed by the Depositor to the Issuer pursuant to a Sale and Servicing Agreement

(the "Sale and Servicing Agreement") by and among PF, as a seller and servicer
      ----------------------------
(in such capacity, the "Servicer"), the Depositor, the Transferor, the Issuer,
                        --------
the Indenture Trustee and Norwest Bank Minnesota, National Association, as back-up servicer and The Bank of New York, as custodian. The Issuer will pledge the Receivables to the Indenture Trustee pursuant to the terms of the Indenture.

          The Bank of New York has agreed to act as custodian (the "Custodian")
                                                                    ---------
for the Receivables Files pursuant to a Custodial Agreement (the "Custodial
                                                                  ---------
Agreement") among PF, the Servicer, the Transferor, the Owner Trustee, the
---------
Indenture Trustee and the Custodian.

          The Offered Securities will have the benefit of a note guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the
                       ------
"Insurer") pursuant to the terms of an Insurance and Indemnity Agreement (the
 -------
"Insurance Agreement") among the Insurer, PF, the Transferor and the Issuer.
 -------------------

          The Transferor, the Insurer and Norwest Bank Minnesota, National Association, as indenture collateral agent (the "Collateral Agent") will enter
                                                 ----------------
into the Series 2000-1 Supplement to the Master Reserve Account Agreement governing the reserve account (the "Reserve Account Agreement").
                                    -------------------------

          The Depositor, the Parent, PF and the Transferor will enter into an indemnification agreement (the "Depositor Indemnification Agreement") pursuant
                                -----------------------------------
to which the Parent, PF and the Transferor will agree to indemnify the Depositor against certain losses, claims, damages or liabilities arising in connection with the Transaction Documents and the Offered Securities.

          The Indenture, the Sale and Servicing Agreement, the Trust Agreement, the Custodial Agreement, the Depositor Indemnification Agreement, the Policy, the Insurance Agreement and the Reserve Account Agreement are collectively referred to herein as the "Transaction Documents." The Parent, PF and the
                           ---------------------
Transferor are collectively referred to herein as the "PF Entities."
                                                       -----------

          The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered
                                                                    -------
Securities."
----------

          The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-52021),
      ----------
including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such
                       --------
registration statement as amended to the date of the Underwriting Agreement.
The Depositor proposes to file with the Commission pursuant to Rule 424(b)

("Rule 424(b)") under the 1933 Act a supplement (the "Prospectus Supplement") to
 ------------                                         ---------------------
the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereunder referred to as the "Base Prospectus") specifically relating to the Offered
                    ---------------

Securities. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereunder referred to as the "Prospectus."
 ----------

          2. Offering by the Underwriters. Upon the execution of the Underwriting Agreement applicable to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriters propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

          3. Purchase, Sale and Delivery of the Offered Securities. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by wire transfer to an account designed by the Depositor in immediately available funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative of the Offered Securities in definitive form (which delivery shall be made through the facilities of The Depository Trust Company ("DTC")). The time and date of such
                                             ---
payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".
           ------------

          4. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor and the PF Entities contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Issuer, the Depositor and the PF Entities made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by each of the Depositor and the PF Entities of their respective covenants and agreements contained herein and to the following additional conditions precedent:

          (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the
                                            --------
     Offered Securities shall have been duly taken or made.

          (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction;
     (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor or any PF Entity; (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or any PF Entity or the transactions contemplated by the Underwriting Agreement; (vi) neither the Depositor nor any PF Entity is in violation of its charter, operating agreement or its by-laws, as applicable, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor or such PF Entity, as the case may be; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor and each PF Entity, to the foregoing effect.

          (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York State or federal authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities; or
     (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in the State of New York shall have been declared by either federal or New York State authorities.

          (d) The Representative shall have received, on the Closing Date, true and correct copies of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter.

          (e) The Representative shall have received, on the Closing Date, from Clifford Chance Rogers & Wells LLP, special counsel for the PF Entities, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative and containing opinions substantially to the effect set forth in Exhibit A.
                                              ---------

          (f) The Representative shall have received, on the Closing Date, from Clifford Chance Rogers & Wells LLP, special counsel to the PF Entities a favorable opinion, dated the Closing Date, with respect to (i) the characterization of the transfer of the Receivables from PF to the Transferor as a true sale and (ii) nonconsolidation under the Bankruptcy Code of the assets and liabilities of the Transferor on the one hand, and those of either Parent, PF or any other Affiliate subject to the Bankruptcy Code on the other, in the event the Parent, PF or any such Affiliate were to become subject of a case under the Bankruptcy Code, and such opinions shall be in substantially the form previously agreed with the Representative and its counsel and in any event satisfactory in form and in substance to the Representative and its counsel.

          (g) The Representative shall have received, on the Closing Date, from Saxon, Barry, Gardner & Kincannon, special California counsel for the PF Entities, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative and containing opinions substantially to the effect set forth in Exhibit B.
                                                       ---------

          (h) The Representative shall have received, on the Closing Date, from Mayer, Brown & Platt, its special counsel, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to the Representative, and PF, the Transferor, the Depositor and the Issuer shall have furnished to the Representative's special counsel such documents as it may request for the purpose of enabling them to pass on certain matters.

          (i) The Representative shall have received, on the Closing Date, an opinion of counsel for the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit C.
        ---------

          (j) The Representative shall have received, on the Closing Date, an opinion of counsel for the Issuer and the Owner Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit D.
                  ---------

          (k) The Representative shall have received, on the Closing Date, an opinion of Fred Robustelli, Esq., Associate General Counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinion's substantially to the effect set forth in Exhibit E.
                                                        ---------

          (l) The Representative shall have received, on the Closing Date, an opinion of the Associate General Counsel or General Counsel of the Insurer, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters.

          (m) The Representative shall have received, on or prior to the date of first use of the Prospectus Supplement, and on the Closing Date if requested by the Representative, letters of independent accountants of the PF Entities in the form and reflecting the performance of the procedures previously requested by the Representative.

          (n) Each of the PF Entities and the Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of such entity satisfactory to the Representative as to the accuracy of the representations and warranties of such entity herein at and as of such Closing Date as if made as of such date, as to the performance by such entity of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

          (o) The Insurance Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

          (p) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

          (q) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since March 31, 2000, of the Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

          (r) The PF Entities shall have executed and delivered the Depositor Indemnification Agreement at or prior to the Closing Date, and such Depositor Indemnification Agreement shall be in form acceptable to the Representative and the Depositor.

          (s) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative may reasonably request.

          5.   Covenants of the Depositor and the PF Entities.

          (a) In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Depositor covenants as follows:

               i. To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

               ii. Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Issuer, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative, PF and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will cause any amendment to the Registration Statement to become effective as soon as is reasonably possible after filing. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters, and will cause the same to become effective as soon as is reasonably possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use reasonable efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

               iii. During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

               iv. To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request; provided that the PF Entities shall pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate; and provided, further, that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

               v. To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including, at the option of the Depositor, Rule 158).

               vi. The Depositor will cause any Computational Materials and any Structural Term Sheets with respect to the Offered Securities that are delivered by an Underwriter to the Depositor pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Exchange Act in
           --------------
          accordance with Section 10 on the business day immediately following the date on which this Agreement is executed and delivered. The Depositor will cause any Collateral Term Sheet with respect to the Offered Securities that is delivered by the Underwriters to the Depositor in accordance with the provisions of Sections 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act in accordance with Section 10 on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Depositor by an Underwriter. In addition, if at any time prior to the availability of the related Prospectus, an Underwriter has delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Representative and the Depositor, a material change in the characteristics of the Receivables from those on which a Collateral Term Sheet with respect to the Offered Securities previously filed with the Commission was based, the Depositor will cause any such Collateral Term Sheet that is delivered by a Underwriter to the Depositor in accordance with the provisions of
          Section 9 hereof to be filed with the Commission on a Current Report in accordance with Section 10. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement.

          (b) In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, each of the PF Entities covenants as follows:

               i. To furnish the Representative, without charge, as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

               ii. Immediately following the execution of the Underwriting Agreement, the PF Entities will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative, the PF Entities and the Depositor deem appropriate in connection with the offering of the Offered Securities. During the time when a Prospectus is required to be delivered under the 1933 Act, the PF Entities will prepare, so that the Depositor may file with the Commission, promptly upon request by the Representative, any supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters

               iii. If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the expense of the PF Entities, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

               iv. For so long as any of the Offered Securities remain outstanding, the PF Entities will furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the applicable Sale and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the applicable Sale and Servicing Agreement, (iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

               v. PF agrees, for so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as any PF Entity may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report that any PF Entity shall be required to file with the Commission.

          6.   Representations and Warranties of the Depositor and the PF
Entities.

          (a) The Depositor represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

               i. The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement prepared by PF specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however,
                                                              --------  -------
          that a supplement to the Prospectus prepared pursuant to Section 5(b) hereof shall be deemed to have supplemented the Base Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

               ii. On the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement conforms, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               iii. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               iv. The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the

          Prospectus and to execute, deliver and perform these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

               v. The execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party are within the corporate power of the Depositor and none of the execution and delivery by the Depositor of these Standard Provisions, the Underwriting Agreement, and each Transaction Document to which it is a party, the consummation by the Depositor of the transactions therein contemplated, or the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               vi. The Underwriting Agreement has been, and at the Closing Date each Transaction Document to which it is a party will have been, duly authorized, executed and delivered by the Depositor.

               vii. At the Closing Date, each of the Underwriting Agreement, and each Transaction Document to which it is a party will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               viii. The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

               ix. There are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               x. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement, these Standard Provisions, the Transaction Documents and the Offered Securities have been or will be paid at or prior to the Closing Date.

     (b) Each PF Entity represents and warrants to, and agrees with, each Underwriter and the Depositor, as of the date of the Underwriting Agreement, as follows:

               i. Such PF Entity is either a corporation or a limited liability company that has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.

               ii. Each of the PF Entities has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Prospectus and to execute, deliver and perform these Standard Provisions, the Underwriting Agreement, and the Transaction Documents to which it is a party, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the PF Entities, threatened that would result in a material modification, suspension or revocation thereof.

               iii. The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the applicable Indenture, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Indenture.

               iv. The execution and delivery by each of the PF Entities of these Standard Provisions, the Underwriting Agreement and the Transaction Documents to which it is a party are within the corporate power of such PF Entity and none of the execution and delivery by such PF Entity of these Standard Provisions, the Underwriting Agreement, and the Transaction Documents to which it is a party, the consummation by such PF Entity of the transactions therein contemplated, or the compliance by such PF Entity with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter, or the by-laws, operating agreement or other organizational documents, as applicable of such PF Entity or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on such PF Entity or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which such PF Entity is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               v. The Underwriting Agreement has been, and at the Closing Date the Transaction Documents to which it is a party will have been, duly authorized, executed and delivered by such PF Entity.

               vi. At the Closing Date, each of the Underwriting Agreement and the Transaction Documents to which it is a party will constitute a legal, valid and binding obligation of such PF Entity, enforceable against such PF Entity, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               vii. No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by such PF Entity of the transactions contemplated by the Underwriting Agreement and the Transaction Documents, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               viii. Such PF Entity owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of such PF Entity.

               ix. Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which such PF Entity is a party or of which any property of such PF Entity is the subject which, if determined adversely to such PF Entity would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of such PF Entity and, to the best of such PF Entity's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               x. At the Closing Date, each of the Receivables which is a subject of the Transaction Documents, and all such Receivables in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date, the representations and warranties made by such PF Entity in the Transaction Documents will be true and correct as of such date.

               xi. At the time of execution and delivery of the Sale and Servicing Agreement, such PF Entity will have good and marketable title to the Receivables being transferred to the Transferor and then assigned from the Transferor to the Depositor and then from the Depositor to the Issuer pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), and neither PF nor the Transferor
                                   -----
          will have assigned to any person (other than, the Transferor, the Issuer and the Indenture Trustee) any of its right, title or interest in such Receivables or in such Transaction Documents. Each of PF and the Transferor will have the power and authority to transfer such Receivables, and upon execution and delivery of the Sale and Servicing Agreement and delivery of the Receivables to, or on behalf of, the Issuer, the Issuer will have good and marketable title to the Receivables free and clear of any Liens.

               xii. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement and the Transaction Documents and the Offered Securities have been or will be paid at or prior to the Closing Date.

               xiii. On the date of the Underwriting Agreement and as of the Closing Date, the Prospectus conforms, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither the Prospectus nor any ABS Term Sheets or Computational Materials furnished to prospective investors includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and each such document, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to
                      --------  -------
          statements or omissions in any of such documents based upon the Underwriter Information (as defined herein) or the Depositor Information (as defined herein)

     7.   Indemnification and Contribution.

          (a)  the Depositor and the Underwriters:

               i. The Depositor agrees to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each of its directors and each person or entity who controls any Underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such director, officer or controlling person may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

               ii. Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth in the second paragraph and the clause after the comma in the first sentence in the third paragraph under the caption "UNDERWRITING" in the Prospectus Supplement (the "Underwriter Information") constitute the only
                           -----------------------
          information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

               iii.   Promptly after receipt by an indemnified party under this
          Section 7(a) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7(a), notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(a) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

               iv. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7(a) is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent
          --------  -------
          misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriters on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(a), each officer or director and each person, who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

          (b)  The PF Entities and the Underwriters.

               i.     Each of the PF Entities agrees (severally and not jointly)
          (A) to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each of its directors and each person or entity who controls any Underwriter or any such person, within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities, joint and several, to which such Underwriter or such person or entity may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any ABS Term Sheets or Computational Materials furnished to prospective investors or any Current Report or any amendment or supplement thereof, the Prospectus, any amendment or supplement to the Prospectus or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission does not relate to (x) the Underwriter Information and (y) the information under the headings "Summary of Terms -- Depositor" and "The Depositor" in the Prospectus Supplement; this indemnity agreement will be in addition to any liability which the PF Entities may otherwise have; and (B) to indemnify and to hold each Underwriter harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Underwriter may sustain in any way related to the failure of any of the PF Entities to perform its duties in compliance with the terms of the Transaction Documents.

               ii. Each Underwriter will indemnify and hold harmless each of the PF Entities, each of its directors, and each person or entity who controls any PF Entity, within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which such PF Entity, or any such director or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information; and each

          Underwriter will reimburse any legal or other expenses reasonably incurred by the PF Entities or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. Each of the PF Entities acknowledges that the Underwriter Information constitutes the only information furnished by or on behalf of any Underwriter for use in the Registration Statement, any preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

               iii.   Promptly after receipt by an indemnified party under this
          Section 7(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7(b), notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

               iv. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7(b) is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent
          --------  -------
          misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the PF Entities on the one hand, and the Underwriters on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the PF Entities' and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The PF Entities and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(b), each officer, each director and each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each officer, each director, and each person who controls any PF Entity within the meaning of the 1933 Act, shall have the same rights to contribution as such PF Entity.

          (c) The parties hereto agree that the first sentence of Section 5 of the Indemnification Agreement dated as of the Closing Date among the Note Insurer, the Issuer, the Depositor and the Underwriters shall not be construed as limiting the Depositor's right to enforce its rights under
     Section 7(a) of these Standard Provisions. The parties further agree that, as between the parties hereto, to the extent that the provisions of Section 5 of the Indemnification Agreement conflict with Section 7(a) hereof, the provisions of Section 7(a) hereof shall govern. The indemnification provided in this Underwriting Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the parties to the Depositor Indemnification Agreement.

               8.  Computational Materials and Structural Term Sheets.

          (a) Each Underwriter agrees to provide to the Depositor no less than one business day prior to the date on which the Prospectus is proposed to be filed pursuant to Rule 424(b) under the Act, for the purpose of permitting the Depositor to comply with the filing requirement set forth in
     Section 7(i), all information (in such written or electronic format as required by the Depositor) with respect to the Offered Securities which constitutes "Computational Materials", as defined in the Commission's No-Action Letter, dated May

     20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the
          --------------
     relief granted in such letters (such materials being the "Computational
                                                               -------------
     Materials"), and (ii) "Structural Term Sheets" within the meaning of the
     ---------              ----------------------
     no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter") and the filing of such material is a condition of the
           ----------
     relief granted in such letter (such materials being the "Structural Term
                                                              ---------------
     Sheets"), such delivery to be made not later than 10:30 a.m. New York on
     ------
     the business day immediately following the date on which such Computational Materials or Structural Term Sheets was first delivered to a prospective investors in the Offered Securities. Each delivery of Computational Materials and Structural Terms Sheets to the Depositor pursuant to this paragraph (a) shall be effected in accordance with Section 10.

          (b) Each Underwriter represents and warrants to and agrees with the Depositor, as of the date hereof and as of the Closing Date, that:

               i. the Computational Materials furnished to the Depositor by such Underwriter pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission with respect to the Offered Securities in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters; and

               ii. the Structural Term Sheets furnished to the Depositor by such Underwriter pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission as "Structural Term Sheets" with respect to the Offered Securities in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter.

          9.   Collateral Term Sheets.

          (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term
                                                                 ---------------
     Sheets"), to a prospective investor in the Offered Securities, the
     ------
     Underwriters shall notify the Depositor and its counsel by telephone of their intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. On the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Offered Securities, the Underwriters shall deliver to the Depositor one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Securities which constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Depositor pursuant to this paragraph (a) shall be effected in accordance with Section 10. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term
                                                                  ---------
     Sheets.") At the time of each such delivery, the Underwriter
     ------
     making such delivery shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the Offered Securities, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Depositor with respect to the Offered Securities pursuant to this Section 9(a) as a result of the occurrence of the material change in the characteristics of the related Receivables.

          (b) Each Underwriter represents and warrants to and agrees with the Depositor as of the date of this Agreement and as of the Closing Date, that the Collateral Term Sheets furnished to the Depositor by such Underwriter pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Depositor that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the Offered Securities in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter.

          (c) If, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by any Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, such Underwriter and PF promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          10. Delivery and Filing of Current Reports, Collateral Term Sheets, Structural Term Sheets.

          (a) Any Current Report, Collateral Term Sheet or Structural Term Sheet that is required to be delivered by the Underwriter to the Depositor hereunder shall be effected by the delivery of one copy to counsel for the Depositor and, if requested, one copy in computer readable format to a financial printer specified by the Depositor on or prior to the date so specified herein.

          (b) The Depositor shall cause its counsel or the financial printer to file with the Commission any such Current Report, Collateral Term Sheet or Structural Term Sheet within one business day immediately following the delivery thereof pursuant to the preceding subsection.

          11. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor and the PF Entities, their officers and the several Underwriters set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, the PF Entities or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

          12.  Termination.

          (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

          (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

          (c)  Termination of the Underwriting Agreement pursuant to this
Section 12 shall be without liability of any party to any other party other than as provided in Sections 7 and 14 hereof.

          13. Default of Underwriters. If any Underwriter or Underwriters defaults or default in their obligation to purchase Offered Securities which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent (10%) or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the Underwriting Agreement, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so defaults or default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occurs or occur is more than ten percent (10%) of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting Agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriters including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

          14.  EXPENSES.

          (a)  PF agrees with the several Underwriters that:

               i. whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, PF will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including, but not limited to, (i) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, any ABS Term Sheets and Computational Materials (including in each case all exhibits, amendments and supplements thereto) and any Blue Sky memorandum or legal investment survey and any supplements thereto and
          (ii) fees and expenses of rating agencies, accountants and counsel for the Depositor.

               ii. all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriters in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by PF if the Underwriting Agreement is terminated by the Depositor pursuant to Section 12(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

               iii PF will pay the cost of preparing the certificates for the Offered Securities.

          (b) In connection with the transactions contemplated under this Underwriting Agreement and the Transaction Documents, PF shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (i) the fees and disbursements of the Depositor's and the PF Entities' counsel; (ii) the fees of S&P and Moody's; (iii) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (iv) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (v) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any ABS Term Sheets and Computational Materials and any amendment or supplement thereto, any Preliminary Prospectus and the Offered Securities; (vi) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange Act); (vii) the shelf registration fee of 0.05% of the principal balance of the Offered Securities on the Closing Date, paid in connection with the issuance of Offered Securities; (viii) the fees and disbursements for KPMG, accountants for the PF Entities; and (ix) all of the initial expenses of the Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Receivables Files but not including the initial premium paid to the Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Underwriting Agreement and the Transaction Documents. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

          (c) Except as otherwise provided in this Section 14, the Underwriters agree to pay all of their expenses (excluding the fees and expenses of their counsel, which shall be paid by PF) in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including any advertising expenses incurred by them in making offers and sales of the Offered Securities.

          15. Notices. All communications under the Underwriting Agreement shall be in writing and, (i) if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, (ii) if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: Managing Director-Asset Backed Finance Group; and (iii) if sent to the PF Entities, shall be mailed, delivered or telegraphed and confirmed to PeopleFirst Finance, LLC, 401 West A Street, Suite 1000, San Diego, California 92101, Attention: W. Randolph Ellspermann; provided, however,
                                                             --------  -------
that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

          16. Representative of underwriters. Any Representative identified in the Underwriting Agreement will act for the Underwriters of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriters.

          17. Successors. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Depositor and the PF Entities and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor and the PF Entities contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriters shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of
Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. These Standard Provisions and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          18. Time of the Essence. Time shall be of the essence of each Underwriting Agreement.

          19. Governing Law. These Standard Provisions and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                           [Signature Page Follows]

          If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.

                                    Yours truly,

                                    PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION


                                    By:  Evan J. Mitnick
                                       -------------------------------
                                       Name: Evan J. Mitnick
                                       Title: Vice President


                                    PEOPLEFIRST FINANCE, LLC


                                    By:  /s/  Justin Tisler
                                       -------------------------------
                                       Name:  Justin Tisler
                                       Title: Treasurer


                                    PEOPLEFIRST.COM INC.


                                    By:  /s/  Justin Tisler
                                       -------------------------------
                                       Name:  Justin Tisler
                                       Title:


                                    PF FUNDING II, LLC

                                    By:  /s/  Justin Tisler
                                       -------------------------------
                                       Name:  Justin Tisler
                                       Title: Assistant Treasurer

Accepted as of the date hereof:

PRUDENTIAL SECURITIES INCORPORATED,
As Representative of the Several Underwriters

By:  /s/ Robert M. DiOrio
   ------------------------------------------
     Name:  Robert M. DiOrio
     Title: Managing Director

                                   EXHIBIT A
             Form of Opinion of Clifford Chance Rogers & Wells LLP

     (1) Each of Parent and the Transferor has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization. Each of Parent and the Transferor has power and authority (a) to own its properties and conduct its business as now conducted by it; (b) to own, sell and assign the Receivables and the other Owner Trust Estate; and (c) to execute and deliver each of the Underwriting Agreement, the Standard Provisions and the Transaction Documents (collectively, the "Basic Documents") to which it is a party and to carry out their respective terms.

     (2) The execution, delivery, and performance by the Parent and the Transferor of the Basic Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by the Parent and the Transferor, respectively, by all necessary corporate action. The Basic Documents to which each of the Parent and the Transferor is a party have been duly executed and delivered by, and each constitutes a legal, valid and binding obligation of, the Parent and the Transferor, respectively, enforceable against the Parent and the Transferor, respectively, in accordance with its respective terms.

     (3) The execution, delivery and performance by each of the Parent and the Transferor of the Basic Documents to which it is a party, the consummation of the transactions contemplated thereby and the compliance with the terms and provisions thereof will not materially conflict with or result in a material breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a material default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic Documents) upon any of its properties pursuant to the terms of, (A) its certificate of incorporation, articles of association or bylaws, (B) to the actual knowledge of such counsel, any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound, which breach or default would reasonably be expected to have a material adverse impact on the Parent or the Transferor, as applicable, or the transactions contemplated by the Basic Documents, (C) any order, writ, judgment, award, injunction or decree binding on the Parent or the Transferor, as applicable, or (D) any law, rule or regulation applicable to the Parent or the Transferor, as applicable.

     (4) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by either of the Parent or the Transferor of the Basic Documents to which it is a party, or the consummation of the transactions contemplated thereby, except as may be required under the Act and the Rules and Regulations and state securities laws and any filings of UCC financing statements.

     (5) When the Receivables have been transferred to the Trust, the Basic Documents have been executed, the Securities have been authenticated by the Trustee and Indenture Trustee, as applicable in accordance with the Basic Documents, and the Notes and Certificates have been delivered and paid for pursuant to the Underwriting Agreement and the Certificate Purchase Agreement, the Securities will be validly issued and outstanding and entitled to the benefits provided by the Basic Documents, and the Indenture and the Notes will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their respective terms.

     (6) There are no proceedings or investigations pending or, to such counsel's actual knowledge, after due inquiry, threatened to which either the Parent or the Transferor is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Parent or the Transferor, (A) that are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, (B) asserting the invalidity of any of the Basic Documents,
(C) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents, (D) seeking any determination or ruling that could materially and adversely affect the performance of the Parent's or the Transferor's obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party, (E) that may affect materially and adversely the federal or state income, excise, franchise or similar tax attributes of any of the Securities, or (F) that would reasonably be expected to materially adversely affect the interests of the holders of any of the Securities.

     (7) Such counsel is generally familiar with the standard operating procedures relating to the PF's acquisition of a perfected security interest in the vehicles financed by PF pursuant to motor vehicle loans in the ordinary course of PF's business. Assuming that PF's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, PF has acquired or will acquire a perfected security interest in the Financed Vehicles.

     (8) To such counsel's actual knowledge, there are no contracts or other documents to which the Parent or the Transferor is a party of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

     (9) The statements in the Prospectus Supplement under the headings "Description of the Notes," "Description of the Certificates," and "Description of the Trust Agreements" and in the Base Prospectus under the headings "Description of the Securities" and "Description of the Trust Agreements" to the extent they purport to summarize the provisions of the Offered Securities and Basic Documents, constitute a fair summary of the Offered Securities and the Basic Documents. The statements in the Prospectus under the headings "Summary of Terms -Tax Status," "Summary of Terms - ERISA Considerations," "Federal Income Tax Consequences" and "ERISA Considerations" accurately describe the material Federal income tax and ERISA consequences to Noteholders and Note Owners and, to the extent they constitute descriptions of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

     (10) The Trust will be classified for federal income tax purposes as a partnership and not as an association taxable as a corporation, and the Notes will be characterized as debt for federal income tax purposes.

     (11) The Trust Agreement is not required to be qualified and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

     (12) The Securities and the Basic Documents each conforms in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus.

     (13) The provisions of Section 2.1 the Sale and Servicing Agreement are effective to create either an ownership interest or a valid and enforceable security interest in the Receivables and the other Transferor Property and the proceeds thereof, which security interest has attached. To the extent, if any, that the transfer of the Receivables and the other Transferor Property pursuant to the Sale and Servicing Agreement from PF to the Transferor does not constitute a valid sale, transfer and assignment of the Receivables and the other Transferor Property from PF to the Transferor, PF would be deemed to have granted to the Transferor a valid and enforceable security interest in the Receivables and the other Transferor Property and the proceeds thereof.

     (14) The provisions of Section 2.3 the Sale and Servicing Agreement are effective to create a valid and enforceable security interest in favor of the Depositor in the Receivables and the other Transferor Property and the proceeds thereof, which security interest has attached.

     (15) The provisions of Section 2.4 the Sale and Servicing Agreement are effective to create a valid and enforceable security interest in favor of the Trust in the Receivables and the other Depositor Property and the proceeds thereof, which security interest has attached.

     (16) The provisions of the Granting Clause of the Indenture are effective to a create a valid and enforceable security interest in favor of the Indenture Trustee in the Receivables and the other Collateral and the proceeds thereof to secure the Issuer Secured Obligations, which security interest has attached.

     (17) The provisions of Section 2.03 of the Reserve Account Agreement are effective to create a valid and enforceable security interest in favor of the Collateral Agent in the Collateral (as defined in the Reserve Account Agreement), which security interest has attached.

     (18) Nothing has come to such counsel's attention that would cause it to believe that as of the date of the Prospectus and at the Closing Date (x) the Registration Statement, the Prospectus and any amendments and supplements thereto (other than the financial statements and other accounting, statistical and financial information contained therein or omitted therefrom, as to which such counsel need express no belief) contained or contain any untrue statement of a material fact or omitted or omit to state any material fact required to be stated

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

therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) the descriptions therein of laws, rules, regulations, governmental proceedings, legal matters, contracts and documents are not accurate in all material respects or do not fairly present the information required to be shown therein.

     (19) The standard form of Note and Security Agreement creates a legal, valid, binding and enforceable obligation of the Obligor in accordance with its terms.

     (20) The Receivables constitute "chattel paper" as defined in Section 9-105(b) of the Uniform Commercial Code as in effect in the State of New York (the "NY UCC"). Pursuant to Section 9-103 of the NY UCC, (i) perfection of a possessory security interest in the chattel paper is governed by the law of the jurisdiction where the chattel paper is located "when the last event occurs on which is based the assertion that the security interest is perfected or unperfected" and (ii) perfection of a non-possessory security interest in chattel paper is governed by the law (including the conflict of law rules) of the jurisdiction in which the debtor has its place of business, if it has only one place of business, or at its chief executive office, if it has more than one place of business.

     (21) All filings necessary under applicable law to perfect the transfer of the Receivables and the other Depositor Property by the Depositor to the Trust have been made and, provided that the Depositor does not relocate its principal places of business, no other filings (other than the filing of continuation statements) need be made to maintain such perfection, and the interest of the Trust, will constitute a perfected security or ownership interest prior to any other security or ownership interest that may be perfected by the filing of a financing statement under the UCC.

          Such opinion may be made subject to the qualifications that the enforceability of the terms of the Basic Documents may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of the rights of creditors of national banks generally and to equitable limitations on the availability of specific remedies.

                                   EXHIBIT B

         Form of Opinion of Saxon, Barry, Gardner & Kincannon, special
                California counsel to PeopleFirst Finance, LLC


     (1) PF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California. PF has power and authority (a) to own its properties and conduct its business as now conducted by it; (b) to own, contribute, sell, assign and, in its capacity as Servicer, service the Receivables and the other Owner Trust Estate; and (c) to execute and deliver each of the Underwriting Agreement, the Standard Provisions and the Transaction Documents (collectively, the "Basic Documents") to which it is a party and to carry out their respective terms.

     (2) The execution, delivery, and performance by PF of the Basic Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by PF by all necessary action. The Basic Documents to which PF is a party have been duly executed and delivered by, and each constitutes a legal, valid and binding obligation of, PF, enforceable against PF in accordance with its respective terms.

     (3) The execution, delivery and performance by PF of the Basic Documents to which it is a party, the consummation of the transactions contemplated thereby and the compliance with the terms and provisions thereof will not materially conflict with or result in a material breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a material default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic Documents) upon any of its properties pursuant to the terms of, (A) its articles of organization or operating agreement, (B) to the actual knowledge of such counsel, any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound, which breach or default would reasonably be expected to have a material adverse impact on PF or the transactions contemplated by the Basic Documents, (C) any order, writ, judgment, award, injunction or decree binding on PF or (D) any law, rule or regulation applicable to PF.

     (4) No consent, approval, authorization, license or other order or action of, or filing or registration with, any federal or California governmental authority, bureau or agency is required in connection with the execution, delivery or performance by PF of the Basic Documents to which it is a party, or the consummation of the transactions contemplated thereby, except as may be required under the 1933 Act and the Rules and Regulations and state securities laws and any filings of UCC financing statements.

     (5) There are no proceedings or investigations pending or, to such counsel's actual knowledge, after due inquiry of PF's officers, threatened to which PF is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over PF, (A) that are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, (B) asserting the invalidity of any of the Basic Documents, (C) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents, (D) seeking any determination or ruling that could materially and adversely affect the performance of PF of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party, (E) that may affect materially and adversely the federal or state income, excise, franchise or similar tax attributes of any of the Securities, or (F) that would reasonably be expected to materially adversely affect the interests of the holders of any of the Securities.

     (6) PF has all licenses and qualifications necessary in connection with the origination and servicing of the Receivables in all States in which Receivables assigned to the Issuer were originated and the Receivables are in compliance with all requirements of applicable federal, state and local laws in all material respects.

     (7) All filings necessary under applicable law to perfect (A) the transfer of the Receivables by PF to the Transferor and (B) the assignment of the Receivables by the Transferor to the Depositor have been made and, provided that PF and the Transferor do not relocate their respective principal places of business, no other filings (other than the filing of continuation statements) need be made to maintain such perfection, and the interest of the Transferor and the Depositor, respectively, will constitute a perfected security or ownership interest prior to any other security or ownership interest that may be perfected by the filing of a financing statement under the UCC.

     (8) The statements in the Prospectus under the headings "Summary of Terms -- Tax Status" and "State Tax Consequences" accurately describe the material California corporation franchise tax consequences to Noteholders and Note Owners and, to the extent they constitute descriptions of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

     (9) Except as described in the Prospectus, the Trust will not be subject to income or franchise taxation in California.

     (10) Noteholders who are not residents of, or domiciled in, or otherwise subject to taxation in California will not be subject to California income or California franchise taxation in such state solely by reason of being Noteholders.

     (11) The Notes will be characterized as debt for California income and franchise tax purposes.

     (12) A court applying California law would hold that the standard form of Contract used by PF with Obligors domiciled in the State of California (the "California Contract"), upon negotiation of the check attached thereto, creates a legal, valid, binding and enforceable obligation of the Obligor thereunder in accordance with the terms of the California Contract, and given the existence of such enforceable obligation: (a) a court applying California law would hold that the California Contract creates a valid security interest in the rights of the related Obligor in the related Financed Vehicle (each a "California Financed Vehicle") in favor of PF; and (b) a court applying California law would hold that the California Contract constitutes chattel paper under Article 9 of the UCC.

     (13) Following the assignment by PF to the Transferor of PF's security interest in California Financed Vehicles, the assignment by the Transferor to the Depositor of the Transferor's security interest in the California Financed Vehicles, the assignment by the Depositor to the Issuer of the Depositor's security interest in the California Financed Vehicles, and the assignment by the Trust to the Indenture Trustee of the Trust's security interest in the California Financed Vehicles, such security interests will be perfected security interests of first priority in favor of the Transferor, the Depositor, the Issuer and the Indenture Trustee, as applicable.

     (14) The Transferor is registered to transact business as a limited liability company in the State of California.

          Such opinion may be made subject to the qualifications that the enforceability of the terms of the Basic Documents may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of the rights of creditors of national banks generally and to equitable limitations on the availability of specific remedies.

                                   EXHIBIT C
                Form of Opinion of Counsel to Indenture Trustee

     (1) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Indenture Trustee has full power, authority and legal right to execute, deliver and perform the Basic Documents to which it is a party and carry out their respective terms.

     (2) The execution, delivery and performance by the Indenture Trustee of the Basic Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by the Indenture Trustee by all necessary action. The Basic Documents to which it is a party have been duly executed and delivered by the Indenture Trustee, and when executed and delivered by the other parties thereto, will constitute legal, valid and binding obligations of the Indenture Trustee.

     (3) The Notes have been duly authenticated and delivered by the Indenture Trustee.

     (4) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance of the Basic Documents to which it is a party by the Indenture Trustee or the consummation of the transactions contemplated thereby.

     (5) The execution, delivery and performance of the Basic Documents to which it is a party by the Indenture Trustee, the consummation of the transactions contemplated thereby and compliance with the terms and provisions thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of, (A) the charter, articles of association or bylaws of the Indenture Trustee, (B) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which the Indenture Trustee is a party or by which the Indenture Trustee is bound or any of its properties are subject, or (C) any law, order, rule or regulation applicable to the Indenture Trustee or its properties, of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or any of its properties.

     (6) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against the Indenture Trustee before any court, or by or before any federal, state, municipal or other governmental department, commission, board, bureau or governmental agency or instrumentality, or arbitrator which would, if adversely determined, affect in any material respect the consummation, validity or enforceability against the Indenture Trustee of the Indenture.

     (7) If the Indenture Trustee were acting as Servicer under the Basic Documents as of the date of this Agreement, the Indenture Trustee would have the corporate power and authority to perform the obligations of the Servicer as provided in the Basic Documents.

         Such opinion may be made subject to the qualifications that the enforceability of the terms of the Basic Documents may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of the rights of creditors of national banks generally and to equitable limitations on the availability of specific remedies.

                                   EXHIBIT D
                  Form of Opinion of Counsel to Owner Trustee

     (1) The Owner Trustee has been duly organized and is validly existing and in good standing as a banking corporation under the laws of the State of Delaware. The Owner Trustee has full power, authority and legal right to execute, deliver and perform the Basic Documents to which it is a party and to carry out their respective terms.

     (2) The execution, delivery and performance by the Owner Trustee of each of the Basic Documents to which the Owner Trustee or the Trust is a party and the consummation of the transactions contemplated thereby, have been duly authorized by the Owner Trustee by all necessary action. The Basic Documents to which the Owner Trustee is a party have been duly executed and delivered by the Owner Trustee, and, when executed and delivered by the other parties thereto, such Basic Documents will constitute legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their respective terms. The Basic Documents to which the Trust is a party have been duly executed and delivered by the Trust, and when executed and delivered by the other parties thereto, such Basic Documents will constitute legal, valid and binding obligations of the Trust enforceable against the Trust in accordance with their respective terms.

     (3) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Owner Trustee or the Trust of the Basic Documents to which it is a party or the consummation of the transactions contemplated thereby except such as have been obtained and made under the Act and the Rules and Regulations or state securities laws and the filing of any UCC financing statements required to perfect the Trust's interest in the Receivables.

     (4) The execution, delivery and performance by the Owner Trustee of the Basic Documents to which it is a party, the consummation of the transactions contemplated thereby and the compliance with the terms and provisions thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of, (A) the articles of association or bylaws of the Owner Trustee, (B) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which the Owner Trustee is a party or by which the Owner Trustee is bound or any of its properties are subject, or
(C) any law, order, rule or regulation applicable to the Owner Trustee or its properties, of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or any of its properties.

     (5) The Certificates have been duly executed, authenticated and delivered by the Owner Trustee.

     (6) When the Notes have been duly executed and delivered by the Owner Trustee on behalf of the Trust and authenticated by the Indenture Trustee, all in accordance with the Trust Agreement and the Indenture, and delivered to and paid for by the purchasers thereof, the Notes will be valid and binding obligations of the Trust, enforceable against the Trust, in accordance with their terms and the terms of the Indenture.

     (7) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against the Owner Trustee before any court, or by or before any federal, state, municipal or other governmental department, commission, board, bureau or governmental agency or instrumentality, or arbitrator which would, if adversely determined, affect in any material respect the consummation, validity or enforceability against the Owner Trustee of any of the Basic Documents.

     (8) The Trust has been duly formed and is validly existing as a statutory business trust under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party.

     (9) All filings necessary under applicable law to perfect the pledge of the Receivables by the Issuer to the Indenture Trustee have been made and, provided that the Issuer does not relocate its principal places of business, no other filings (other than the filing of continuation statements) need be made to maintain such perfection, and the interest of the Indenture Trustee will constitute a perfected security or ownership interest prior to any other security or ownership interest that may be perfected by the filing of a financing statement under the UCC.

         Such opinion may be made subject to the qualifications that the enforceability of the terms of the Basic Documents may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of the rights of creditors of national banks generally and to equitable limitations on the availability of specific remedies.

                                   EXHIBIT E
                  Form of Opinion of Counsel to the Depositor

     (1) The Depositor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of New York.

     (2) The Depositor has corporate power and authority to enter into the Basic Documents to which it is a party.

     (3) The execution, delivery and performance by the Depositor of the Basic Documents to which it is a party do not conflict with the Certificate of Incorporation or the Bylaws of the Depositor and to such counsel's knowledge,
(A) do not conflict with or violate or constitute a material breach of, or constitute a default under, any material written contract, indenture, undertaking or other agreement or instrument by which the Depositor is bound or to which it is now a party, and (B) do not conflict with or violate any order, writ, injunction or decree of any court or governmental authority against the Depositor.

     (4) The Basic Documents to which the Depositor is a party have been authorized by all necessary action on the part of the Depositor and have been duly executed and delivered by the Depositor.

         Such opinion may be made subject to the qualifications that the enforceability of the terms of the Basic Documents may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of the rights of creditors of national banks generally and to equitable limitations on the availability of specific remedies.